THE GABELLI EQUITY INCOME FUND

                               SEMI-ANNUAL REPORT
                                MARCH 31, 2001(A)

                        [GRAPHIC OF FOUR STARS OMITTED.]

            MORNINGSTAR RATED[TM] GABELLI EQUITY INCOME FUND 4 STARS
                OVERALL AND FOR THE THREE- AND FIVE-YEAR PERIODS
                   ENDED 03/31/01 AMONG 4298 AND 2653 DOMESTIC
                           EQUITY FUNDS, RESPECTIVELY.

TO OUR SHAREHOLDERS,

      High yielding stocks held up relatively well in the brutal equity market in the first quarter of 2001, demonstrating yet again that yield provides downside protection in declining markets. Buoyed by the good relative performance of beaten down media stocks and industrial cyclicals, The Gabelli Equity Income Fund (the "Fund") closed the quarter with a modest decline versus substantial losses for the leading market indices.

INVESTMENT PERFORMANCE

      For the first quarter ended March 31, 2001, the Fund's total return declined 2.34% after adjusting for the $0.06 per share dividend paid on March 28, 2001. The Standard & Poor's ("S&P") 500 Index, the Nasdaq Composite Index, and the Lipper Equity Income Fund Average declined 11.85%, 25.51%, and 6.18%, respectively, over the same period. The S&P 500 Index and the Nasdaq Composite Index are unmanaged indicators of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund was up 7.90% over the trailing twelve-month period. The S&P 500 Index and the Nasdaq Composite Index declined 21.67% and 59.76%, respectively, while the Lipper Equity Income Fund Average rose 1.34% over the same twelve-month period.

      For the two-year period ended March 31, 2001, the Fund's total return averaged 9.85% annually. The Lipper Equity Income Fund Average had an annual return of 2.21%, while the S&P 500 Index and the Nasdaq Composite Index declined 3.88% and 13.53%, respectively, over the same two-year period. For the five-year period ended March 31, 2001, the Fund's total return averaged 13.86% annually versus average annual total returns of 14.18%, 10.81%, and 10.54% for the S&P 500 Index, the Nasdaq Composite Index, and the Lipper Equity Income Fund Average, respectively. Since inception on January 2, 1992 through March 31, 2001, the Fund had a cumulative total return of 238.70%, which equates to an average annual total return of 14.09%.

--------------------------------------------------------------------------------
(a) The Fund's fiscal year ends September 30. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of March 31, 2001 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.


INVESTMENT RESULTS (a)(c)
--------------------------------------------------------------------------------------------------------------
                                                               Calendar Quarter

                                                  ------------------------------------------------
                                                    1st         2nd       3rd          4th           Year
                                                    ---         ---       ---          ---           ----
  2001:   Net Asset Value ...................     $14.50         --         --          --             --
          Total Return ......................      (2.3)%        --         --          --             --
--------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ...................     $15.86      $15.86     $16.35       $14.91        $14.91
          Total Return ......................       0.8%        0.8%       3.8%         5.6%         11.3%
--------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ...................     $16.39      $18.26     $17.58       $15.80        $15.80
          Total Return ......................      (1.5)%      11.7%      (3.4)%        2.8%          9.3%
--------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ...................     $17.70      $17.72     $15.97       $16.70        $16.70
          Total Return ......................      10.1%        0.5%      (9.7)%       12.7%         12.6%
--------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ...................     $14.27      $16.03     $17.39       $16.12        $16.12
          Total Return ......................       1.2%       12.7%       8.8%         3.0%         27.9%
--------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ...................     $13.47      $13.54     $13.81       $14.16        $14.16
          Total Return ......................       5.5%        1.0%       2.5%         8.0%         17.9%
--------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ...................     $11.56      $11.99     $12.65       $12.84        $12.84
          Total Return ......................       8.5%        4.3%       6.1%         6.9%         28.3%
--------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value ...................     $11.26      $11.08     $11.54       $10.72        $10.72
          Total Return ......................      (2.2)%      (0.8)%      4.9%        (0.7)%         1.1%
--------------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value ...................     $11.35      $11.72     $12.15       $11.57        $11.57
          Total Return ......................       7.4%        3.8%       4.2%         1.5%         17.9%
--------------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value ...................     $10.19      $10.36     $10.40       $10.64        $10.64
          Total Return ......................       2.4%(b)     2.3%       1.1%         3.7%          9.8%(b)
--------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------
           Average Annual Returns - March 31, 2001 (a)
           -------------------------------------------

  1 Year .......................................     7.90%
  5 Year .......................................    13.86%
  Life of Fund (b) .............................    14.09%
  ---------------------------------------------------------

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on January 2, 1992. (c) The Fund's fiscal year ends September 30.
--------------------------------------------------------------------------------
                                                   [GRAPHIC OF PYRAMID OMITTED.]
                                                        PYRAMID TEXT AS FOLLOWS:

                                                                             EPS
                                                                             PMV
                                                                      MANAGEMENT
                                                                       CASH FLOW
                                                                        RESEARCH



COMMENTARY

OUCH!

      It appears the soft landing for the economy won't be so soft after all. Are we headed for recession? We don't think so. However, we are definitely in an old-fashioned inventory correction. During the good times, businesses expand capacity and production to meet rising demand. When demand slackens, inventories back up and production must be cut. The pipeline has to be brought into balance. Corporate earnings suffer until demand firms and excess inventories are worked off.

      What makes this inventory correction somewhat unique is the speed in which demand weakened and the exaggerated impact of softening earnings on a grossly overvalued stock market. Despite six Federal Funds rate hikes, the economy remained in overdrive until a big jump in energy prices, declining stock portfolios, and the disputed Presidential election combined to paralyze consumers in the fourth quarter of 2000. Demand dried up almost overnight creating an inventory bulge. As inventories were marked down, earnings started coming in below expectations and investors bailed out of the most richly valued sectors of the market, most notably technology stocks. Value sectors held up relatively well until early March, when they were finally buried in the market avalanche.

      In our opinion, the current inventory correction will also end faster than most folks are anticipating. Demand appears to be flattening out, and with lower variable rate mortgage payments, adjustments to higher gasoline prices and higher home heating/cooling costs (but not for California residents where a catch-up is in process), and some extra money in paychecks coupled with a renewed belief that things will get better from lower federal income taxes headed our way this summer, demand should begin recovering. It may take time for inventories to get worked off, and past over-investment in capital equipment will dampen the recovery. Yet, we believe corporate earnings should begin rebounding in the first quarter of 2002.

PROCEED WITH CAUTION

      Just because we see light at the end of the economic tunnel, it does not mean that the market has bottomed. Investors over-react to good and bad news. We will continue to see some bad economic news over the next several

------------------------------------------------
                  Dividend History
------------------------------------------------

                        Rate     Reinvestment
   Payment (ex) Date  Per Share     Price
   -----------------  ---------     -----
   March 28, 2001       $0.06      $14.32
------------------------------------------------
   December 20, 2000    $2.26      $14.27
   September 28, 2000   $0.12      $16.38
   June 28, 2000        $0.12      $16.02
   March 29, 2000       $0.06      $15.75
------------------------------------------------
   December 20, 1999    $2.21      $15.30
   September 27, 1999   $0.06      $17.39
   June 28, 1999        $0.05      $17.98
   March 29, 1999       $0.06      $16.67
------------------------------------------------
   December 21, 1998    $1.27      $16.36
   September 28, 1998   $0.04      $16.20
   June 26, 1998        $0.06      $17.65
   March 27, 1998       $0.05      $17.70
------------------------------------------------
   December 29, 1997    $1.78      $15.94
   September 30, 1997   $0.05      $17.39
   June 30, 1997        $0.05      $16.03
   March 31, 1997       $0.06      $14.27
------------------------------------------------
   December 27, 1996    $0.76      $14.28
   September 30, 1996   $0.07      $13.81
   June 28, 1996        $0.06      $13.54
   March 31, 1996       $0.07      $13.47
------------------------------------------------
   December 29, 1995    $0.68      $12.84
   September 29,1995    $0.07      $12.65
   June 30, 1995        $0.07      $11.99
   March 31, 1995       $0.07      $11.56
------------------------------------------------
   December 30, 1994    $0.74      $10.72
   September 30, 1994   $0.08      $11.54
   June 30, 1994        $0.09      $11.08
   March 31, 1994       $0.06      $11.26
------------------------------------------------
   December 31, 1993    $0.76      $11.57
   September 30, 1993   $0.06      $12.15
   June 30, 1993        $0.06      $11.72
   March 31, 1993       $0.08      $11.35
------------------------------------------------
   December 31, 1992    $0.15      $10.64
   September 30, 1992   $0.07      $10.40
   June 30, 1992        $0.06      $10.36
   March 31, 1992       $0.05      $10.19
------------------------------------------------



                              EURO VS. U.S. DOLLAR

                               [GRAPHIC OMITTED.]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS.

          1999     2000      2001
          ----     ----      ---
Jan      1.1812   1.0155   0.94647
         1.176    1.0309   0.94772
         1.1636   1.0335   0.945
         1.1672   1.0324   0.95354
         1.1554   1.0294   0.94856
         1.1534   1.0252   0.94003
         1.1548   1.0322   0.94087
         1.1698   1.0281   0.95246
         1.1689   1.027    0.94862
         1.1591   1.0128   0.94197
         1.161    1.0121   0.93732
         1.1575   1.0115   0.93082
         1.1577   1.0133   0.94373
         1.1582   1.01     0.93687
         1.1566   1.0019   0.93747
         1.1577   1.0041   0.93887
         1.1481   1.0011   0.92581
         1.1395   0.989    0.92186
         1.1371   0.9765   0.92126
         1.1303   0.9757   0.91798
Feb      1.1328   0.9731   0.92673
         1.1339   0.9768   0.93087
         1.1306   0.9887   0.93872
         1.1283   0.976    0.93573
         1.1296   0.9783   0.93978
         1.13     0.9862   0.93043
         1.1331   0.9914   0.93316
         1.1303   0.9865   0.91834
         1.1282   0.9847   0.92661
         1.1189   0.9783   0.92898
         1.123    0.9834   0.92065
         1.1223   0.9842   0.91996
         1.1075   0.9863   0.90593
         1.1037   0.985    0.91632
         1.0993   1.006    0.91979
         1.0972   1.0017   0.90976
         1.1068   0.9931   0.90713
         1.0995   0.9763   0.90702
         1.0891   0.9669   0.90972
         1.0931   0.9643   0.90949
         1.0888   0.97     0.9129
Mar      1.0824   0.9619   0.92126
         1.0843   0.9618   0.92923
         1.0899   0.9603   0.93413
         1.0873   0.956    0.92897
         1.0961   0.9576   0.93121
         1.0932   0.9684   0.92763
         1.0936   0.9659   0.92777
         1.093    0.9648   0.93173
         1.0915   0.9644   0.93023
         1.1015   0.9696   0.91552
         1.099    0.971    0.91348
         1.0923   0.9694   0.90472
         1.0915   0.971    0.89273
         1.0918   0.9703   0.89826
         1.0921   0.9608   0.90543
         1.0871   0.9691   0.89718
         1.0743   0.9724   0.88787
         1.0716   0.9645   0.89256
         1.0732   0.9614   0.89561
         1.0808   0.9524   0.89116
         1.0782   0.9594   0.888
         1.0782   0.9574   0.8808
         1.0706   0.956    0.8791
Apr      1.0838   0.9588   0.88253
         1.0784   0.9647   0.89252
         1.0835   0.958    0.90149
         1.0786   0.959    0.89757
         1.0842   0.9588   0.90015
         1.078    0.9591   0.90142
         1.0779   0.9551   0.88877
         1.0717   0.9524   0.88566
         1.0688   0.9564   0.89243
         1.0608   0.955    0.88618
         1.063    0.9477   0.88157
         1.0612   0.9369   0.88377
         1.0598   0.9376   0.89109
         1.0634   0.9379   0.9032
         1.059    0.9396   0.89602
         1.0649   0.9265   0.89472
         1.0616   0.9217   0.89763
         1.0591   0.9083   0.90117
         1.0564   0.9089   0.89252
         1.0571   0.912    0.88734
         1.0593   0.9068   0.89386
         1.0724   0.8891   0.89248
May      1.0779   0.8907   0.88884
         1.0781   0.8953   0.89374
         1.0787   0.895    0.89184
         1.072    0.9023   0.88494
         1.0666   0.9097
         1.0626   0.9021
         1.065    0.908
         1.0672   0.9138
         1.0672   0.9053
         1.0641   0.8921
         1.063    0.8952
         1.0577   0.8946
         1.0593   0.9036
         1.0587   0.9032
         1.0471   0.9096
         1.0439   0.9072
         1.0422   0.931
         1.0449   0.9314
         1.0357   0.9328
         1.0355   0.9307
         1.0327   0.9432
         1.0296   0.9471
Jun      1.0438   0.957
         1.045    0.96
         1.0477   0.9548
         1.0516   0.9526
         1.0416   0.9544
         1.042    0.9619
         1.0298   0.959
         1.0329   0.953
         1.0368   0.9648
         1.0323   0.9622
         1.0323   0.9557
         1.0316   0.9455
         1.0372   0.9398
         1.0448   0.9358
         1.0373   0.9382
         1.0337   0.9444
         1.031    0.9444
         1.0236   0.9515
         1.0244   0.9545
         1.0249   0.9526
         1.0224   0.9548
         1.0198   0.9527
Jul      1.0186   0.9484
         1.0139   0.9521
         1.0176   0.9497
         1.0215   0.9401
         1.022    0.9339
         1.0203   0.9374
         1.0203   0.9351
         1.042    0.9322
         1.0526   0.9237
         1.0509   0.9292
         1.0497   0.9343
         1.0651   0.9314
         1.0627   0.9391
         1.0644   0.9413
         1.0719   0.9331
         1.0694   0.9246
         1.0661   0.9266
         1.068    0.9228
         1.0766   0.9137
         1.0793   0.9042
         1.077    0.9075
         1.0694   0.9105
Aug      1.0752   0.9019
         1.066    0.8991
         1.0636   0.9077
         1.0568   0.9046
         1.0557   0.9037
         1.0525   0.9135
         1.0505   0.9143
         1.0643   0.9152
         1.0654   0.9068
         1.0553   0.9027
         1.0506   0.8965
         1.0461   0.8967
         1.0441   0.9028
         1.046    0.9024
         1.0445   0.9002
         1.0581   0.8966
         1.0582   0.8924
         1.0689   0.8878
         1.0605   0.8993
         1.0581   0.8876
         1.059    0.8702
         1.0543   0.874
Sep      1.0402   0.8664
         1.04     0.8624
         1.0408   0.8596
         1.0385   0.864
         1.0418   0.8617
         1.0399   0.8572
         1.0408   0.85273
         1.046    0.85139
         1.05     0.84633
         1.0415   0.8559
         1.0466   0.87942
         1.0431   0.8738
         1.0509   0.88125
         1.0613   0.88067
         1.0643   0.88297
         1.0718   0.88421
         1.0703   0.87882
         1.0693   0.87453
         1.0704   0.87267
         1.0721   0.86906
         1.063    0.86855
Oct      1.0737   0.86816
         1.0758   0.87156
         1.0799   0.86436
         1.0887   0.85674
         1.0863   0.84906
         1.0833   0.85087
         1.0765   0.83908
         1.0808   0.84122
         1.0678   0.84057
         1.0666   0.83644
         1.0578   0.83645
         1.0532   0.82737
         1.0519   0.82733
         1.0518   0.84082
         1.0494   0.84331
         1.0506   0.84854
         1.0485   0.85876
         1.044    0.85787
         1.04     0.86187
         1.0363   0.85848
         1.0401   0.85851
Nov      1.0436   0.85538
         1.0315   0.85738
         1.0315   0.86238
         1.0312   0.85737
         1.0403   0.8571
         1.0297   0.85338
         1.0313   0.85173
         1.0327   0.84868
         1.0261   0.84595
         1.0176   0.8424
         1.0137   0.84014
         1.01     0.83829
         1.0077   0.85032
         1.0059   0.85445
         1.0023   0.8577
         1.0016   0.86943
         1.0252   0.87678
         1.0222   0.88763
         1.0263   0.88034
         1.0161   0.88813
Dec      1.0158   0.88912
         1.012    0.88422
         1.0067   0.87755
         1.0066   0.87742
         1.0169   0.87552
         1.0088   0.88608
         1.0066   0.89826
         1.0093   0.89288
         1.008    0.89025
         1.0162   0.90597
         1.0128   0.91123
         1.0136   0.92312
         1.0068   0.93057
         1.0045   0.92582
         1.0024   0.93934
         1.007
quarters, such as rising unemployment and concerns over the dollar imbalance. So, we suggest that investors keep their seat belts buckled in expectation of further market turbulence, while we invest in terrific opportunities that Mr. Market has provided.

      However, we are currently seeing some very attractive investment opportunities in our research universe. Today, we can buy pieces of terrific businesses run by good managers at 3, 4, and 5 times free cash flow. We can pocket decent dividends, benefit from capital appreciation as these businesses grow, and periodically receive windfall profits as corporate acquirers take advantage of portfolio bargains.

GET REAL!

      Although we believe the stock market will rebound in the second half and continue to deliver better long-term returns than other asset classes, we caution investors not to expect too much. Over the next decade, we see Gross World Product (GWP) growing 3% to 3.5% annually with inflation running at 2% to 3%. American companies are still cutting costs and improving productivity. So, on a secular basis, we think 8% to 9% average annualized earnings gains are realistic. However, going forward, we do not expect equity returns to nearly double earnings gains as they did over the last decade. We think it is more likely for stock returns to approximate earnings growth. This may be disappointing to a generation of investors who have become accustomed to annual percentage gains in the mid to high teens. But, to put it in perspective, it translates into 20,000 on the Dow Jones Industrial Average in ten years. We suggest that doubling your money over the next decade is not such a bad deal.

THIS QUARTER'S SCORECARD

      There was a distinct "worst to first" flavor in our performance rankings list this quarter. Small group broadcasters and media stocks such as Granite Broadcasting and Metromedia International, which were shelled last year as advertising dollars declined, rebounded strongly this quarter. AT&T, one of the "dogs of the Dow" last year, staged a comeback. Assorted industrial companies including WHX Corp., Standard Motor Products, Johnson Controls, and Xerox, also performed well.

      Some of last year's heroes became this quarter's goats. Food company H.J. Heinz, aerospace giant Boeing, broker/asset manager Merrill Lynch, and chemical king Dow Chemical lost favor with investors. Many of our utilities holdings, among last year's best performers, also faltered, in part due to the hysteria surrounding the well publicized problems of California utilities companies.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AT&T CORP. (T - $21.30 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local and wireless communications services, cable television and Internet communications services. Recently, the company announced that it would split into four separate companies. After the restructuring, AT&T Wireless will be converted from a tracking stock to an independent asset based stock. AT&T Broadband, which includes cable, will have an initial public offering (IPO) for a tracking stock, and within 12 months of the IPO the tracking stock is expected to be converted to an asset-based stock. AT&T
Consumer will become a new consumer tracking stock that will mirror the performance of the companies' residential long distance and WorldNet Internet access business. AT&T's principal unit would be AT&T Business, and shareholders would ultimately own all four.

BP AMOCO PLC (BPA - $49.62 - NYSE) is Britain's largest company and one of the world's top three oil companies on the basis of market capitalization and proved reserves. The Company's main businesses are Exploration and Production, Refining and Marketing, and Chemicals, whose activities include petrochemicals manufacturing and marketing. The company provides high quality technological support for all its businesses through its research and engineering activities.

EXXON MOBIL CORP. (XOM - $81.00 - NYSE), headquartered in Irving, Texas, is a worldwide leader in the petroleum and petrochemical businesses. Exxon Mobil Corp. conducts business in nearly 200 countries around the world, engaging in the exploration and production of oil and gas, manufacturing and marketing of fuels, lubes and chemicals, electric power generation or coal and minerals operations. Exxon Mobil's global upstream and chemical companies and its coal and minerals company are headquartered in Houston, Texas.

GALLAHER GROUP PLC (GLH - $24.15 - NYSE) is a leading regional manufacturer of tobacco products. The company, which had sales of (pound)4.45 billion in 2000, is the market leader in the United Kingdom and the Republic of Ireland. Gallaher also has operations in Western Europe, the former Soviet Union and the Pacific Rim. GLH's brands include Benson & Hedges and Silk Cut in the U.K. and Sovereign in the former Soviet Union. The company's ordinary shares trade on the London Stock Exchange and the ADRs, each of which represent four ordinary shares, trade on the New York Stock Exchange. In August of 2000, Gallaher purchased Liggett-Ducat, the leading cigarette manufacturer and distributor in Russia, for $390 million.

J.P. MORGAN CHASE & CO. (JPM - $44.90 - NYSE) was formed through the December 2000 merger between the venerable New York-based J.P. Morgan and Chase Manhattan banks. The merged institutions now form the second largest U.S. bank holding company with $715 billion in assets. The firm offers a wide range of domestic and international financial services along five major business lines: investment banking; retail and middle markets financial services; investment management and private banking; treasury and securities services; and principal and mezzanine capital financing. J.P. Morgan Chase is targeting investment management, equity underwriting and global merger advisory activities as key areas for growth.

PHILIP MORRIS COMPANIES INC. (MO - $47.45 - NYSE) is the world's largest consumer packaged goods manufacturer with leading positions in tobacco, food (Kraft Foods) and beer (Miller). On December 11, 2000, Philip Morris completed the acquisition of Nabisco Holdings Corporation for $19.2 billion including assumed debt. The combination of Kraft Foods and Nabisco creates the most profitable food company in North America and a global leader in cheese products, biscuits, coffee and confectionery. Philip Morris plans to IPO less than 20% of Kraft Foods in June 2001.

TEXACO INC. (TX - $66.40 - NYSE) is a major international integrated oil company that operates in more than 150 countries. Texaco and its affiliates explore for, find and produce oil and natural gas; manufacture and market high-quality fuels and lubricant products; operate trading, transportation and distribution facilities; and produce alternative forms of energy for power, manufacturing and chemicals. The Texaco

"star" is one of the most widely recognized brands on earth. The company is well positioned to meet the world's growing demand for energy.

WASTE MANAGEMENT INC. (WMI - $24.70 - NYSE) merged with USA Waste in 1998, and is now the largest solid waste company in North America. The company provides a number of services, including collection, transfer, landfill, and recycling services for a diverse customer base, notably the municipal, residential, commercial, and industrial markets. Services are provided throughout the United States as well as in Canada, Mexico, and Puerto Rico. Internationally, the company operates in Europe, the Pacific Rim, and in South America. In addition, Waste Management is a leading developer, operator, and owner of waste-to-energy facilities in the U.S.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                    WHO                   WHEN
                    ---                   ----
Special Chats:      Mario J. Gabelli      First Monday of each month
                    Howard Ward           First Tuesday of each month

In addition, every Wednesday will feature a different portfolio manager. The Upcoming Wednesday chat schedule is as follows:

                    MAY                   JUNE                JULY
                    ---                   ----                ----
1st Wednesday       Ivan Arteaga          Hart Woodson        July 4th - Holiday
2nd Wednesday       Walter Walsh          Kellie Stark        Charles Minter
3rd Wednesday       Jeff Fahrenbruch      Ivan Arteaga        Walter Walsh
4th Wednesday       Tim O'Brien           Barbara Marcin      Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Yield proved to be one of investors' best friends in the first quarter of 2001, as investors abandoned low or no yielding growth stocks, but held on to income producing equities. We are pleased to have preserved shareholder capital during these trying times. Looking ahead, we believe "once burned, twice shy" growth stock investors will show a much greater appreciation for solid companies with good yields and attractive capital appreciation potential.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABEX. Please call us during the business day for further information.

                                              Sincerely,

                                              /S/ SIGNATURE OF MARIO J. GABELLI

                                              MARIO J. GABELLI, CFA
                                              Portfolio Manager and
                                              Chief Investment Officer

May 4, 2001

      -----------------------------------------------------------------

                             TOP TEN HOLDINGS
                              MARCH 31, 2001
                              --------------
      Texaco Inc.                         Waste Management Inc.
      First Union Corp.                   Gallaher Group plc
      BP Amoco plc                        J.P. Morgan Chase & Co.
      AT&T Corp.                          Exxon Mobil Corp.
      Ralston Purina Group                Philip Morris Companies Inc.
      -----------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
     SHARES                                           COST             VALUE
     ------                                           ----             -----

               COMMON STOCKS -- 82.6%
               AEROSPACE -- 2.2%
     14,000    Boeing Co. ....................... $   562,387       $    779,940
      5,000    Lockheed Martin Corp. ............     104,386            178,250
      9,000    Northrop Grumman Corp. ...........     560,587            783,000
      5,500    Raytheon Co., Cl. A ..............     147,823            160,600
      8,000    Raytheon Co., Cl. B ..............     222,588            235,040
      2,000    Rockwell International Corp. .....      41,530             72,700
                                                  -----------      -------------
                                                    1,639,301          2,209,530
                                                  -----------      -------------

               AUTOMOTIVE -- 0.6%
      4,500    Ford Motor Co. ...................      67,417            126,540
     10,000    General Motors Corp. .............     333,806            518,500
                                                  -----------      -------------
                                                      401,223           645,040
                                                  -----------      -------------

               AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.6%
      5,000    ArvinMeritor Inc. ................     106,485             68,650
     67,000    Dana Corp. .......................   1,564,023          1,151,060
     12,000    Ethyl Corp. ......................      52,607             18,000
     25,000    GenCorp Inc. .....................     228,209            265,500
     35,000    Genuine Parts Co. ................     803,146            906,850
      2,500    Johnson Controls Inc. ............     127,000            156,150
      4,000    Tenneco Automotive Inc. ..........      37,073             11,200
                                                  -----------      -------------
                                                    2,918,543          2,577,410
                                                  -----------      -------------
               AVIATION: PARTS AND SERVICES -- 1.9%
     25,000    Barnes Group Inc. ................     449,017            475,000
     16,000    Curtiss-Wright Corp. .............     233,575            772,000
      9,000    United Technologies Corp. ........     291,667            659,700
                                                  -----------      -------------
                                                      974,259          1,906,700
                                                  -----------      -------------
               BROADCASTING -- 0.0%
     20,000    Granite Broadcasting Corp.+ ......     162,754             29,375
                                                  -----------      -------------
               BUSINESS SERVICES -- 0.2%
      7,000    Donnelley (R.H.) Corp. ...........      79,054            203,000
        500    Imation Corp.+ ...................       7,150             11,215
      1,500    Landauer Inc. ....................      25,747             31,335
        100    SYNAVANT Inc.+ ...................         564                450
                                                  -----------      -------------
                                                      112,515            246,000
                                                  -----------      -------------
               COMMUNICATIONS EQUIPMENT -- 0.6%
     20,000    Motorola Inc. ....................     375,420            285,200
     15,000    Lucent Technologies Inc. .........     257,078            149,550
     14,000    Nortel Networks Corp. ............     373,643            196,700
                                                  -----------      -------------
                                                    1,006,141            631,450
                                                  -----------      -------------
               COMPUTER HARDWARE -- 0.1%
        500    International Business
                 Machines Corp...................       6,350             48,090
     15,000    Xerox Corp. ......................     165,136             89,850
                                                  -----------      -------------
                                                      171,486            137,940
                                                  -----------      -------------

                                                                       MARKET
     SHARES                                           COST             VALUE
     ------                                           ----             -----

               COMPUTER SOFTWARE AND SERVICES -- 0.1%
      2,000    EMC Corp.+ ....................... $    63,738      $      58,800
                                                  -----------      -------------
               CONSUMER PRODUCTS -- 10.5%
      4,000    Clorox Co. .......................     143,200            125,800
     35,000    Eastman Kodak Co. ................   1,442,107          1,396,150
      5,000    Energizer Holdings Inc.+ .........     105,964            125,000
     75,000    Gallaher Group plc, ADR ..........   1,614,558          1,811,250
     36,000    Gillette Co. .....................   1,222,779          1,122,120
     22,000    Maytag Corp. .....................     678,165            709,500
     28,000    National Presto Industries Inc. ..   1,094,619            838,600
     35,000    Philip Morris Companies Inc. .....   1,402,438          1,660,750
     13,000    Procter & Gamble Co. .............     891,548            813,800
     60,000    Ralston Purina Group .............   1,839,039          1,869,000
      3,000    Rothmans Inc. ....................      44,850             44,678
                                                  -----------      -------------
                                                   10,479,267         10,516,648
                                                  -----------      -------------
               CONSUMER SERVICES -- 0.4%
     22,000    Rollins Inc. .....................     415,069            424,600
                                                  -----------      -------------
               DIVERSIFIED INDUSTRIAL -- 2.1%
      4,000    Cooper Industries Inc. ...........     149,354            133,800
     25,000    GATX Corp. .......................     788,775          1,061,500
      1,000    General Electric Co. .............       7,827             41,860
        600    Harbor Global Co. Ltd.+ ..........       2,437              4,013
      2,000    Minnesota Mining &
                 Manufacturing Co. ..............     162,475            207,800
     12,000    National Service Industries Inc. .     243,325            281,400
     18,000    Thomas Industries Inc. ...........     141,892            372,600
      3,000    Trinity Industries Inc. ..........      64,670             58,500
                                                  -----------      -------------
                                                    1,560,755          2,161,473
                                                  -----------      -------------
               ELECTRONICS -- 0.6%
     32,000    Thomas & Betts Corp. .............     564,081            555,520
                                                  -----------      -------------
               ENERGY AND UTILITIES: ELECTRIC -- 3.4%
      5,500    American Electric Power
                 Company Inc. ...................     235,729            258,500
      5,000    Cinergy Corp. ....................     172,600            167,750
     35,000    Conectiv Inc. ....................     655,551            764,750
      2,000    FPL Group Inc. ...................      84,350            122,600
     95,000    Niagara Mohawk Holdings Inc.+ ....   1,010,838          1,605,500
     20,000    Northeast Utilities ..............     369,283            347,600
      4,000    UIL Holdings Corp. ...............     190,237            190,000
                                                  -----------      -------------
                                                    2,718,588          3,456,700
                                                  -----------      -------------
               ENERGY AND UTILITIES: INTEGRATED -- 5.0%
     33,000    Burlington Resources Inc. ........   1,398,106          1,476,750
     15,900    CH Energy Group Inc. .............     611,376            703,575
     22,000    Energy East Corp. ................     474,584            381,700
     40,000    MCN Energy Group Inc. ............     882,348          1,032,000
     25,000    NSTAR ............................     628,101            957,500
     15,000    Progress Energy Inc. .............       7,800              6,675


                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       MARKET
     SHARES                                           COST             VALUE
     ------                                           ----             -----

               COMMON STOCKS (CONTINUED)
               ENERGY AND UTILITIES: INTEGRATED (CONTINUED)
      5,000    Public Service Enterprise
                 Group Inc. .....................   $ 164,125          $ 215,800
      5,000    ScottishPower plc, ADR ...........     159,089            131,100
      5,000    UtiliCorp United Inc. ............     130,647            161,800
                                                  -----------      -------------
                                                    4,456,176          5,066,900
                                                  -----------      -------------
               ENERGY AND UTILITIES: NATURAL GAS -- 6.4%
     50,000    AGL Resources Inc. ...............     944,889          1,095,500
    105,000    El Paso Electric Co.+ ............     834,227          1,533,000
      3,000    Peoples Energy Corp. .............     103,188            116,610
     12,000    Piedmont Natural Gas Co. Inc. ....     394,017            426,000
     35,000    RGS Energy Group Inc. ............   1,201,030          1,295,000
     20,000    SEMCO Energy Inc. ................     289,812            284,000
      5,019    Southern Union Co. ...............      91,658            105,399
     75,000    Southwest Gas Corp. ..............   1,260,525          1,563,750
                                                  -----------      -------------
                                                    5,119,346          6,419,259
                                                  -----------      -------------
               ENERGY AND UTILITIES: OIL -- 8.8%
     44,000    BP Amoco plc, ADR ................   1,030,211          2,183,280
     10,000    Chevron Corp. ....................     312,562            878,000
     20,000    Conoco Inc., Cl. A ...............     499,638            562,000
     58,000    ENI SpA ..........................     304,221            379,427
     22,000    Exxon Mobil Corp. ................     642,933          1,782,000
     38,000    Texaco Inc. ......................   1,491,425          2,523,200
      8,759    Total Petroleum of North
               America Ltd., ADR ................     299,550            595,174
                                                  -----------      -------------
                                                    4,580,540          8,903,081
                                                  -----------      -------------
               ENERGY AND UTILITIES: SERVICES -- 0.6%
     16,000    Halliburton Co. ..................     335,656            588,000
        500    Schlumberger Ltd. ................      32,500             28,805
                                                  -----------      -------------
                                                      368,156            616,805
                                                  -----------      -------------
               ENERGY AND UTILITIES: WATER -- 0.5%
     22,000    Philadelphia Suburban Corp. ......     420,390            518,320
                                                  -----------      -------------
               ENTERTAINMENT -- 0.1%
      2,000    Viacom Inc., Cl. A+ ..............      30,550             89,000
                                                  -----------      -------------
               ENVIRONMENTAL SERVICES -- 0.9%
     35,000    Waste Management Inc. ............     680,019            864,500
                                                  -----------      -------------
               EQUIPMENT AND SUPPLIES -- 1.6%
      3,000    Caterpillar Inc. .................      35,181            133,140
     24,000    Deere & Co. ......................     382,225            872,160
      2,000    Ingersoll-Rand Co. ...............      67,412             79,420
      1,500    Minerals Technologies Inc. .......      37,938             52,425
      2,000    Parker-Hannifin Corp. ............      77,350             79,440
     18,000    Smith (A.O.) Corp. ...............     388,300            351,540
                                                  -----------      -------------
                                                      988,406          1,568,125
                                                  -----------      -------------

                                                                       MARKET
     SHARES                                           COST             VALUE
     ------                                           ----             -----

               FINANCIAL SERVICES -- 13.9%
      5,000    Aegon NV, ADR ....................   $  89,038          $ 146,200
      4,000    Allstate Corp. ...................     145,917            167,760
      3,000    American Express Co. .............      21,218            123,900
     40,000    Argonaut Group Inc. ..............     848,289            635,000
      5,000    Banco Popular Espanol SA .........     185,939            165,093
     18,000    Banco Santander
                 Central Hispano SA, ADR ........      64,963            163,260
      2,000    Banco Santiago ...................      29,250             40,600
      9,052    Bank of America Corp. ............     167,810            495,597
     25,000    Bank One Corp. ...................     880,583            904,500
     18,000    Bankgesellschaft Berlin AG .......     253,620            155,943
      3,000    Banque Nationale de Paris ........     212,719            252,745
      2,500    Block (H&R) Inc. .................      78,728            125,150
     31,000    Commerzbank AG, ADR ..............     678,161            865,997
     20,000    Deutsche Bank AG, ADR ............   1,015,262          1,529,376
      3,000    Dresdner Bank AG, ADR ............     107,625            135,788
      2,000    Dun and Bradstreet Corp.+ ........      20,476             47,120
      3,500    Fannie Mae .......................     204,581            278,600
      5,000    Fidelity National Corp. ..........      39,770             28,125
     70,000    First Union Corp. ................   2,447,713          2,310,000
     40,000    JP Morgan Chase & Co. ............   1,180,223          1,796,000
     15,000    Mellon Financial Corp. ...........     458,654            607,800
      1,000    Merrill Lynch & Co. Inc. .........      22,900             55,400
      2,000    MONY Group Inc. ..................      47,000             66,400
      4,000    Moody's Corp. ....................      64,841            110,240
      3,000    Municipal Mortgage
                 & Equity LLC ...................      60,488             67,200
      6,000    Northern Trust Corp. .............      60,300            375,000
      3,000    Schwab (Charles) Corp. ...........       7,093             46,260
      7,000    St. Paul Companies Inc. ..........     200,537            308,350
     29,000    Sterling Bancorp .................     488,569            620,600
     12,000    SunTrust Banks Inc. ..............     251,737            777,600
     14,000    Unitrin Inc. .....................     535,135            509,250
      1,500    Waddell & Reed
                 Financial Inc., Cl. A ..........      22,275             42,525
                                                  -----------      -------------
                                                   10,891,414         13,953,379
                                                  -----------      -------------
               FOOD AND BEVERAGE -- 3.2%
     22,000    Coca-Cola Amatil Ltd., ADR .......     141,363            100,976
      3,000    Coca-Cola Co. ....................     138,025            135,480
     10,000    Corn Products
                 International Inc. .............     260,071            256,600
     32,000    Diageo plc, ADR ..................   1,211,358          1,294,400
     16,000    Heinz (H.J.) Co. .................     665,186            643,200
      4,000    Hershey Foods Corp. ..............     181,950            277,280
     20,000    Kellogg Co. ......................     560,580            540,600
                                                  -----------      -------------
                                                   3,158,533          3,248,536
                                                  -----------      -------------

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND

PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)


--------------------------------------------------------------------------------
                                                                       MARKET
     SHARES                                           COST             VALUE
     ------                                           ----             -----

               COMMON STOCKS -- (CONTINUED)
               HEALTH CARE -- 2.0%
      6,000    Aventis SA, ADR ..................  $  297,945      $     461,100
      2,000    Bristol-Myers Squibb Co. .........     128,975            118,800
      3,276    GlaxoSmithKline plc, ADR .........     181,374            171,335
      2,000    Johnson & Johnson ................      39,339            174,940
     22,000    Pharmacia Corp. ..................     804,129          1,108,140
                                                  -----------      -------------
                                                    1,451,762          2,034,315
                                                  -----------      -------------
               METALS AND MINING -- 0.2%
     15,000    Freeport-McMoRan Copper &
                 Gold Inc., Cl. B+ ..............     272,350            195,750
                                                  -----------      -------------
               PAPER AND FOREST PRODUCTS -- 1.2%
     18,000    Pactiv Corp.+ ....................     263,207            217,980
      3,000    Westvaco Corp. ...................      83,025             72,690
     20,000    Willamette Industries Inc. .......     918,715            920,000
                                                  -----------      -------------
                                                    1,264,947          1,210,670
                                                  -----------      -------------
               PUBLISHING -- 1.4%
      4,000    Dow Jones & Co. Inc. .............     185,428            209,400
      7,000    Harcourt General Inc. ............     346,998            389,690
      4,000    McGraw-Hill Companies Inc. .......     127,142            238,600
     23,000    Reader's Digest Association
                 Inc., Cl. B ....................     641,610            552,000
        560    Seat-Pagine Gialle SpA ...........       1,555                673
                                                  -----------      -------------
                                                    1,302,733          1,390,363
                                                  -----------      -------------
               REAL ESTATE -- 0.9%
      2,500    Griffin Land & Nurseries Inc.+          11,716             46,250
     50,000    Westfield America Inc. ...........     825,000            811,500
                                                    ---------          ---------
                                                      836,716            857,750
                                                  -----------      -------------
               RETAIL -- 0.9%
     22,000    Albertson's Inc. .................     481,500            700,040
      2,000    Sears, Roebuck & Co. .............      51,242             70,540
     10,000    Sunglass Hut
                 International Inc.+ ............     113,438            114,375
                                                  -----------      -------------
                                                      646,180            884,955
                                                  -----------      -------------
               SATELLITE -- 0.1%
      6,000    General Motors Corp., Cl. H+ .....     151,242            117,000
                                                  -----------      -------------
               SPECIALTY CHEMICALS -- 1.1%
      3,000    Albemarle Corp. ..................      71,025             67,350
      1,200    Celenese AG ......................      16,129             21,720
      1,611    Dow Chemical Company .............      16,675             50,859
      2,000    du Pont de Nemours
                 (E.I.) & Co. ...................      65,500             81,400
      7,500    Ferro Corp. ......................     138,500            152,475
     10,000    Grace (W.R.) & Co.+ ..............      39,875             23,000
     17,000    Great Lakes Chemical Corp. .......     580,815            522,580



                                                                       MARKET
     SHARES                                           COST             VALUE
     ------                                           ----             -----
      1,500    IMC Global Inc. .................. $    31,075      $      18,450
     20,000    Omnova Solutions Inc. ............     155,815            132,800
      2,000    Quaker Chemical Corp. ............      35,225             35,380
                                                  -----------      -------------
                                                    1,150,634          1,106,014
                                                  -----------      -------------
               TELECOMMUNICATIONS-- 8.4%
      4,000    ALLTEL Corp. .....................     174,648            209,840
    100,000    AT&T Corp. .......................   2,282,937          2,130,000
     20,000    BCE Inc. .........................     617,934            450,200
     38,000    BellSouth Corp. ..................   1,575,668          1,554,960
      1,800    British Telecommunications
                 plc, ADR .......................     109,946            133,740
     19,000    Cable & Wireless plc, ADR ........     567,936            391,400
     10,000    Citizens Communications Co. ......     104,648            126,500
      5,000    Deutsche Telekom AG, ADR+ ........     110,563            115,950
      3,000    France Telecom SA, ADR ...........     175,780            174,150
      2,229    Qwest Communications
                 International Inc.+ ............      43,660             78,126
     25,000    SBC Communications Inc. ..........     664,545          1,115,750
      1,000    Telecom Italia SpA, ADR ..........      31,080             99,900
      7,283    Telefonica SA, ADR ...............      93,609            348,846
     13,500    TELUS Corp. ......................     238,092            294,505
      4,500    TELUS Corp., Non-Voting ..........      79,364             89,166
     24,000    Verizon Communications ...........     724,262          1,183,200
                                                  -----------      -------------
                                                    7,594,672          8,496,233
                                                  -----------      -------------
               WIRELESS COMMUNICATIONS -- 0.1%
      3,000    Sprint Corp. (PCS Group)+ ........      75,671             57,000
                                                  -----------      -------------
               TOTAL COMMON STOCKS ..............  68,628,157         83,155,141
                                                  -----------      -------------
               PREFERRED STOCKS -- 2.9%
               AVIATION: PARTS AND SERVICES -- 0.2%
      2,000    Coltec Capital Trust,
                 5.25% Cv. Pfd. .................      86,000             88,250
      3,000    Coltec Capital Trust,
                 5.25% Cv. Pfd. (b) .............     129,000            133,125
                                                  -----------      -------------
                                                      215,000            221,375
                                                  -----------      -------------
               DIVERSIFIED INDUSTRIAL -- 0.1%
     10,000    WHX Corp.,
                 $3.75 Cv. Pfd., Ser. B .........     109,740             53,000
                                                  -----------      -------------
               ENTERTAINMENT -- 0.1%
      3,000    Metromedia International
                 Group Inc.,
                 7.25% Cv. Pfd. .................      62,550             55,800
                                                  -----------      -------------
               EQUIPMENT AND SUPPLIES -- 0.5%
      7,100    Sequa Corp.,
                 $5.00 Cv. Pfd. .................     547,980            532,145
                                                   -----------      ------------

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                      MARKET
     SHARES                                           COST            VALUE
     ------                                           ----            -----

               PREFERRED STOCKS -- (CONTINUED)
               METALS AND MINING -- 0.1%
      6,000    Freeport-McMoRan Copper
                 & Gold Inc.,
                 7.00% Cv. Pfd. ...............   $   116,800      $     84,900
                                                  -----------      -------------
               PAPER AND FOREST PRODUCTS -- 1.0%
     28,000    Sealed Air Corp.,
                 $2.00 Cv. Pfd., Ser. A .......     1,075,434         1,030,400
                                                  -----------      -------------
               TELECOMMUNICATIONS -- 0.9%
     17,000    Citizens Communications Co.,
                 5.00% Cv. Pfd. ...............       816,716           929,645
                                                  -----------      -------------
               TOTAL PREFERRED STOCKS .........     2,944,220         2,907,265
                                                  -----------      -------------
   PRINCIPAL
    AMOUNT
   ---------
               CORPORATE BONDS -- 2.4%
               AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.6%
 $1,000,000    Standard Motor Products Inc.,
                 Sub. Deb. Cv.
                 6.75%, 04/01/12 ..............       803,713           590,000
                                                  -----------      -------------
               BUSINESS SERVICES -- 0.1%
    100,000    BBN Corp., Sub. Deb. Cv.
                 6.00%, 04/01/12 (a) ..........        97,325            96,750
                                                  -----------      -------------
               COMPUTER SOFTWARE AND SERVICES -- 0.1%
    100,000    Seagate Technology Inc.
                 12.50%, 11/15/07 (b) .........        96,379           100,000
                                                  -----------      -------------
               CONSUMER PRODUCTS -- 0.0%
  2,100,000    Pillowtex Corp.,
                 Sub. Deb. Cv.
                 6.00%, 03/15/12+ .............       838,532               656
                                                  -----------      -------------
               ENTERTAINMENT -- 0.2%
    150,000    USA Networks Inc.,
                 Sub. Deb. Cv.
                 7.00%, 07/01/03 ..............       141,050           156,563
                                                  -----------      -------------
               ENVIRONMENTAL SERVICES -- 0.9%
  1,000,000    Waste Management Inc.,
                 Sub. Deb. Cv.
                 4.00%, 02/01/02 ..............       971,647           970,000
                                                  -----------      -------------

  PRINCIPAL                                                           MARKET
   AMOUNT                                             COST            VALUE
   ------                                             ----            -----
               HOTELS AND GAMING -- 0.4%
 $  475,000    Hilton Hotels Corp.,
                 Sub. Deb. Cv.
                 5.00%, 05/15/06                  $   413,892      $    410,281
                                                  -----------      -------------
               PUBLISHING -- 0.1%
    100,000    News America Holdings Inc.,
                 Sub. Deb. Cv.
                 Zero Coupon, 03/31/02                 92,715           137,750
                                                  -----------      -------------
               TOTAL CORPORATE BONDS                3,455,253         2,462,000
                                                  -----------      -------------

               U.S. GOVERNMENT OBLIGATIONS -- 9.4%
  9,518,000    U.S. Treasury Bills,
                 4.57% to 5.09%++,
                 due 04/05/01 to 05/17/01           9,480,398         9,480,398
                                                  -----------      -------------
               TOTAL
                 INVESTMENTS -- 97.3%             $84,508,028        98,004,804
                                                  ===========       ===========
               OTHER ASSETS AND
                 LIABILITIES (NET) -- 2.7%                            2,668,717
                                                                    -----------
               NET ASSETS -- 100.0%                                $100,673,521
                                                                   ============
   ------------------------
               For Federal tax purposes:
               Aggregate cost                                      $ 84,508,028
                                                                   ============
               Gross unrealized appreciation                       $ 18,072,093
               Gross unrealized depreciation                         (4,575,317)
                                                                   ------------
               Net unrealized appreciation                         $ 13,496,776
                                                                   ============
   ------------------------
(a)   Security  fair  valued  under  procedures  established  by  the  Board  of
      Directors.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2001, the market value of Rule 144A securities amounted to $233,125 or 0.2% of total net assets.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.

                 See accompanying notes to financial statements.

                         THE GABELLI EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2001 (UNAUDITED)

--------------------------------------------------------------------------------
ASSETS:

  Investments, at value
    (Cost $84,508,028) ......................................      $ 98,004,804
  Cash and foreign currency, at value
    (Cost $123,367) .........................................           124,799
  Dividends and interest receivable .........................           337,374
  Receivable for investments sold ...........................         2,350,000
  Receivable for capital shares sold ........................            40,369
  Other assets ..............................................             3,945
                                                                   ------------
  TOTAL ASSETS ..............................................       100,861,291
                                                                   ------------
LIABILITIES:
  Payable for investment advisory fees ......................            87,807
  Payable for distribution fees .............................            21,952
  Other accrued expenses ....................................            78,011
                                                                   ------------
  TOTAL LIABILITIES .........................................           187,770
                                                                   ------------
  NET ASSETS applicable to 6,943,109
    shares outstanding ......................................      $100,673,521
                                                                   ============
NET ASSETS CONSIST OF:
 Capital stock, at par value ................................      $      6,943
 Additional paid-in capital .................................        83,566,452
 Accumulated net investment income ..........................            72,191
 Accumulated net realized gain on investments
   and foreign currency transactions ........................         3,529,785
 Net unrealized appreciation on investments
   and foreign currency transactions ........................        13,498,150
                                                                   ------------
 TOTAL NET ASSETS ...........................................      $100,673,521
                                                                   ============
NET ASSET VALUE, offering and redemption
  price per share ($100,673,521 [DIVIDE] 6,943,109
  shares outstanding; 1,000,000,000
  shares authorized of $0.001 par value) ....................            $14.50
                                                                         ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $17,789) ..............      $  1,231,192
   Interest .................................................           379,491
                                                                   ------------
   TOTAL INVESTMENT INCOME ..................................         1,610,683
                                                                   ------------
EXPENSES:
   Investment advisory fees .................................           468,310
   Distribution fees ........................................           117,078
   Shareholder services fees ................................            57,892
   Shareholder report expenses ..............................            29,251
   Legal and audit fees .....................................            19,459
   Custodian fees ...........................................            15,520
   Registration fees ........................................            10,232
   Directors' fees ..........................................             7,439
   Miscellaneous expenses ...................................             5,321
                                                                   ------------
   TOTAL EXPENSES ...........................................           730,502
                                                                   ------------
   NET INVESTMENT INCOME ....................................           880,181
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:
   Net realized gain on investments
     and foreign currency transactions ......................         3,989,795
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions ...........................................        (2,356,380)
                                                                   ------------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS ...........................................         1,633,415
                                                                   ------------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ........................................      $  2,513,596
                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED
                                                                                 MARCH 31, 2001         YEAR ENDED
                                                                                   (UNAUDITED)      SEPTEMBER 30, 2000
                                                                       -----------------------------------------------
OPERATIONS:
  Net investment income .....................................................    $    880,181          $ 2,464,869
  Net realized gain on investments and foreign currency transactions ........       3,989,795           11,150,052
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions .......................................      (2,356,380)          (6,657,007)
                                                                                 ------------          -----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................       2,513,596            6,957,914
                                                                                 ------------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .....................................................      (1,389,027)          (1,912,955)
  Net realized gain on investments ..........................................     (11,234,505)         (10,705,825)
                                                                                 ------------          -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .......................................     (12,623,532)         (12,618,780)
                                                                                 ------------          -----------
CAPITAL SHARE TRANSACTIONS:
  Net increase in net assets from capital share transactions ................      21,619,323            2,714,138
                                                                                 ------------          -----------
  NET INCREASE (DECREASE) IN NET ASSETS .....................................      11,509,387           (2,946,728)

NET ASSETS:
  Beginning of period .......................................................      89,164,134           92,110,862
                                                                                 ------------          -----------
  End of period .............................................................    $100,673,521          $89,164,134
                                                                                 ============          ===========

                 See accompanying notes to financial statements.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Equity Income Fund (the "Fund"), a series of Gabelli Equity Series Funds, Inc. (the "Corporation"), was organized on July 25, 1991 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of two separately managed portfolios (collectively, the "Portfolios") of the Corporation, each with four separate classes of shares known as Class AAA, Class A, Class B and Class C. Currently, only Class AAA Shares are offered to the public. The Fund's primary objective is to seek a high level of total return with an emphasis on income. The Fund commenced investment operations on January 2, 1992.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At March 31, 2001, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of future contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended March 31, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $117,078, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended March 31, 2001, other than short term securities, aggregated $34,559,468 and $30,328,502, respectively.

THE GABELLI EQUITY INCOME FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

6. TRANSACTIONS WITH AFFILIATES. During the six months ended March 31, 2001, the Fund paid brokerage commissions of $68,044 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended March 31, 2001.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                           SIX MONTHS ENDED                     YEAR ENDED
                                                            MARCH 31, 2001                  SEPTEMBER 30, 2000
                                                     ----------------------------     -------------------------------
                                                        SHARES         AMOUNT           SHARES             AMOUNT
                                                     -----------    -------------     -----------       -------------
Shares sold                                           1,359,318     $ 20,535,375        1,517,814       $ 24,616,947
Shares issued upon reinvestment of dividends            819,820       11,701,518         766,485          11,879,558
Shares redeemed                                        (689,866)     (10,617,570)      (2,071,326)       (33,782,367)
                                                      ---------     ------------        ---------         ----------
Net increase                                          1,488,272     $ 21,619,323          212,973       $  2,714,138
                                                      =========     ============        =========       ============

THE GABELLI EQUITY INCOME FUND
FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                            SIX MONTHS ENDED
                                             MARCH 31, 2001                 YEAR ENDED SEPTEMBER 30,
                                                             -----------------------------------------------------
                                               (UNAUDITED)     2000       1999        1998        1997       1996
                                             --------------  -------    -------     -------     ------     -------
OPERATING PERFORMANCE:
Net asset value, beginning of period ........  $  16.35      $ 17.58     $ 15.97      $ 17.39      $ 13.81      $ 12.65
                                               --------      -------     -------      -------      -------      -------
   Net investment income                           0.14         0.46        0.23         0.22         0.22         0.28
   Net realized and unrealized gain
     on investments                                0.33         0.81        2.82         0.29         4.28        1.76
                                               --------      -------     -------      -------      -------      -------
   Total from investment operations                0.47         1.27        3.05         0.51         4.50         2.04
                                               --------      -------     -------      -------      -------      -------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income                          (0.24)       (0.36)      (0.22)       (0.26)       (0.22)       (0.28)
   In excess of net investment income                --           --          --           --           --        (0.01)
   Net realized gain on investments               (2.08)       (2.14)      (1.22)       (1.67)       (0.70)       (0.59)
                                               --------      -------     -------      -------      -------      -------
   Total distributions                            (2.32)       (2.50)      (1.44)       (1.93)       (0.92)       (0.88)
                                               --------      -------     -------      -------      -------      -------
   NET ASSET VALUE, END OF PERIOD              $  14.50      $ 16.35     $ 17.58      $ 15.97      $ 17.39      $ 13.81
                                               ========      =======     =======      =======      =======      =======
   Total return+                                  3.14%        8.41%      19.82%        2.98%       33.98%       16.69%
                                               ========      =======     =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's)        $100,674      $89,164     $92,111      $79,669      $73,730      $57,006
   Ratio of net investment income
     to average net assets                        1.88%(b)     2.85%       1.32%        1.27%        1.42%        1.99%
   Ratio of operating expenses
     to average net assets (a)                    1.56%(b)     1.66%       1.60%        1.64%        1.78%        1.93%
   Portfolio turnover rate                          34%          33%         39%          35%          43%          20%

--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) The Fund incurred interest expense during the fiscal year ended September 30, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.61%.
(b)  Annualized.


                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ---------------------------------------------------------------------

     WHO ARE WE?

     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     [BULLET] INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     [BULLET] INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

--------------------------------------------------------------------------------
                                     18

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------
GABELLI ASSET FUND __________________________
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI GROWTH FUND _________________________
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND _______________
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (MULTICLASS)

                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI BLUE CHIP VALUE FUND  ________________
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (CLASS AAA-NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI SMALL CAP GROWTH FUND  ______________
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND _____
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                           PORTFOLIO MANAGER:  LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND ___
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)
                                           PORTFOLIO MANAGER:  MARK FREEMAN, CFA

GABELLI EQUITY INCOME FUND __________________
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income.
(CLASS AAA-NO-LOAD)

                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND ____________
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (MULTICLASS)
                                              PORTFOLIO MANAGERS: SUSAN M. BYRNE
                                                             & MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND ______________
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital appreciation. (CLASS AAA-NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI WESTWOOD MIGHTY MITES[SM] FUND _______
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)

                                           TEAM MANAGED:  MARIO J. GABELLI, CFA,
                          MARC J. GABELLI,  LAURA K. LINEHAN AND WALTER K. WALSH

GABELLI VALUE FUND __________________________
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                       PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND  _______________________
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER:  TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND  __________________________
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)

                                      PORTFOLIO  MANAGER:  MARIO J. GABELLI, CFA

GABELLI MATHERS FUND  ______________________
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)

                                      PORTFOLIO  MANAGER:  HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND _____
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

GABELLI CASH MANAGEMENT CLASS OF
THE TREASURER'S FUND ________________________
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                            PORTFOLIO MANAGER:  JUDITH A. RANERI

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES
  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation.
  (MULTICLASS)
                                                                    TEAM MANAGED

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's
  primary objective is capital appreciation. (MULTICLASS)           TEAM MANAGED

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
  (MULTICLASS)                                                      TEAM MANAGED

GABELLI GOLD FUND ___________________________
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND ____________
Seeks to invest in the equity  securities  of  foreign  issuers  with  long-term
capital   appreciation    potential.    The   Fund   offers   investors   global
diversification. (MULTICLASS)

                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.

COMSTOCK CAPITAL VALUE FUND  _______________
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND  ____________________
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                          PORTFOLIO MANAGER:  MARTIN WEINER, CFA

--------------------------------------------------------------------------------
  TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE PROSPECTUS GIVES
      A MORE COMPLETE DESCRIPTION OF THE FUND, INCLUDING FEES AND EXPENSES.
         READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                              VISIT OUR WEBSITE AT:

                     WWW.GABELLI.COM OR, CALL: 1-800-GABELLI
         1-800-422-3554 [BULLET] 914-921-5100 [BULLET] FAX: 914-921-5118
                           [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                        Gabelli Equity Series Funds, Inc.
                         THE GABELLI EQUITY INCOME FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                           Robert J. Morrissey
CHAIRMAN AND CHIEF                              ATTORNEY-AT-LAW
INVESTMENT OFFICER                              MORRISSEY, HAWKINS & LYNCH
GABELLI ASSET MANAGEMENT INC.

Felix J. Christiana                             Karl Otto Pohl
FORMER SENIOR VICE PRESIDENT                    FORMER PRESIDENT
DOLLAR DRY DOCK SAVINGS BANK                    DEUTSCHE BUNDESBANK

Anthony J. Colavita                             Anthony R. Pustorino
ATTORNEY-AT-LAW                                 CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                       PROFESSOR, PACE UNIVERSITY

Vincent D. Enright                              Anthonie C. van Ekris
FORMER SENIOR VICE PRESIDENT                    MANAGING DIRECTOR
AND CHIEF FINANCIAL OFFICER                     BALMAC INTERNATIONAL, INC.
KEYSPAN ENERGY CORP.

John D. Gabelli
SENIOR VICE PRESIDENT
GABELLI & COMPANY, INC.

                                    OFFICERS

Mario J. Gabelli, CFA                           Bruce N. Alpert
PRESIDENT AND CHIEF                             VICE PRESIDENT AND TREASURER
INVESTMENT OFFICER

James E. McKee
SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Equity Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB444Q101SR

                                            [PHOTO OF MARIO J. GABELLI OMITTED.]

THE
GABELLI
EQUITY
INCOME
FUND


                                                              SEMI-ANNUAL REPORT
                                                                  MARCH 31, 2001